EXHIBIT 99.1

CARNIVAL CORPORATION & PLC ANNOUNCES TENDER OFFER FOR ITS 11.5% SENIOR SECURED NOTES DUE 2023 SUBJECT TO REFINANCING CONDITIONS

MIAMI, July 6, 2021 /PRNewswire/ -- Carnival Corporation & plc announced today that Carnival Corporation (the “Issuer”), a company organized and existing under the laws of the Republic of Panama, commenced a tender offer to purchase for cash (the “Tender Offer”) up to $2,004,000,000 aggregate principal amount (the “Maximum Tender Amount”) of its 11.500% First Priority Senior Secured Notes due 2023 (the “Notes”) (CUSIP Nos. 143658 BC5 / P2121V AE4; ISIN NOS. US143658BC57 / USP2121VAE40) and a solicitation of consents (the “Consent Solicitation”) for proposed amendments to the related indenture. The Tender Offer and the Consent Solicitation are being made on the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement dated July 6, 2021 (the “Statement”). The Tender Offer will expire at 11:59 p.m., New York City time, on August 2, 2021, unless extended or earlier terminated by the Issuer in its sole discretion, subject to applicable law (such time and date, as the same may be extended or earlier terminated, the “Expiration Time”). In addition, the Issuer is also offering to pay the Early Tender Payment (as defined below) to each holder of the Notes (“Holder”) who validly tenders (and does not validly withdraw) its Notes and thereby validly delivers (and does not validly revoke), at or prior to 5:00 p.m., New York City time, on July 19, 2021, unless extended or earlier terminated (such time and date, as the same may be extended or earlier terminated, the “Early Tender/Consent Deadline”), its Consent (as defined below) to the Proposed Amendments (as defined below). Holders have the option either to tender their Notes in the Tender Offer and thereby Consent to the Proposed Amendments in the Consent Solicitation or to not tender their Notes in the Tender Offer but to Consent to the Proposed Amendments in the Consent Solicitation. In order to validly deliver Consents without tendering Notes, Holders must deliver Consents prior to the Early Tender/Consent Deadline. No Consent Payment (as defined below) will be made with respect to Consents delivered after the Early Tender/Consent Deadline. If the aggregate principal amount of Notes validly tendered and not validly withdrawn at the Early Tender/Consent Deadline is equal to or in excess of the Maximum Tender Amount, the Issuer may, in its sole discretion, not accept any Notes tendered after the Early Tender/Consent Deadline.

The Total Consideration (as defined below) payable to Holders who tender at or prior to the Early Tender/Consent Deadline will be $1,142.50 for each $1,000 principal amount of Notes tendered and accepted for purchase.

The following table summarizes the Tender Offer Consideration (as defined below), the Early Tender Payment (as defined below), the Total Consideration and the Consent Payment for each $1,000 principal amount of Notes.

Notes	CUSIP / ISIN / Common Code Numbers	Outstanding Principal Amount(1)	Tender Offer Consideration (2) (3)	Early Tender Payment (including Consent Payment)(2)	Total Consideration (2)(3) (4)	Consent Payment (2)(5)(6)
11.500% First Priority Senior Secured Notes Due 2023	Rule 144A: 143658 BC5 / US143658BC57 Regulation S: P2121V AE4/ USP2121VAE40	$4,000,000,000	$1,112.50	$30.00	$1,142.50	$1.25

(1)	As of July 5, 2021.

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(2)	For each $1,000 principal amount of Notes validly tendered and accepted for purchase, or with respect to which the applicable Holder has provided its Consent, as applicable.
(3)	Excludes Accrued Interest (as defined below) on the Notes, which will be paid in addition to the Tender Offer Consideration or the Total Consideration, as applicable.
(4)	The Total Consideration consists of the Tender Offer Consideration plus the Early Tender Payment (which includes the Consent Payment).
(5)	In respect of the Tender Offer, the Consent Payment is included in, and is not additional to, the Early Tender Payment.
(6)	Holders of Notes that validly tender their Notes and thereby deliver their Consents at or prior to the Early Tender/Consent Deadline (and do not validly withdraw such Notes and therefore do not validly revoke the related Consents) will be eligible to receive the Consent Payment in respect of such Notes, even if a smaller principal amount is accepted for purchase pursuant to the Tender Offer due to proration.

The purpose of the Tender Offer is to acquire outstanding Notes up to the Maximum Tender Amount, and the purpose of the Consent Solicitation is to obtain Consents to effect the proposed amendments (the “Proposed Amendments”) to the Indenture (as defined below) to more closely align and conform certain covenants, definitions and other terms in the Indenture with those under the Issuer’s recently repriced Term Loan Facility (as defined below) and the indentures governing the Issuer’s other outstanding secured and unsecured notes. Consummation of the Tender Offer and the New Notes Offering (as defined below) or other financing on terms satisfactory to the Issuer may allow Carnival Corporation & plc to reduce interest expense and extend maturities.

Consideration

The Total Consideration payable to Holders who validly tender and do not validly withdraw at or prior to the Early Tender/Consent Deadline will be $1,142.50 for each $1,000 principal amount of Notes tendered and accepted for purchase. We refer to the Tender Offer Consideration plus the Early Tender Payment, including the Consent Payment, as the “Total Consideration.” The consideration for the Notes validly tendered (and not validly withdrawn) pursuant to the Statement (the “Tender Offer Consideration”) and accepted for purchase pursuant to the Tender Offer is $1,112.50 for each $1,000 principal amount of the Notes. Subject to the terms and conditions set forth in the Statement, the Issuer is also offering to pay the Early Tender Payment to each Holder of the Notes who validly tenders (and does not validly withdraw) its Notes and thereby validly delivers (and does not validly revoke), at or prior to the Early Tender/Consent Deadline, its Consent to the Proposed Amendments to the indenture, dated as of April 8, 2020 (as supplemented and amended from time to time, the “Indenture”), among the Issuer, Carnival plc, a company incorporated and registered under the laws of England and Wales (“Carnival plc”), as a guarantor, the subsidiaries of the Issuer and Carnival plc party thereto (together with Carnival plc, the “Guarantors”) and U.S. Bank National Association, as trustee, principal paying agent, transfer agent, registrar (the “Trustee”) and as security agent (the “Security Agent”), governing the Notes. We refer to the “Early Tender Payment” as an amount in cash equal to $30 for each $1,000 principal amount of Notes tendered, which includes an amount in cash equal to $1.25 (the “Consent Payment”) for each $1,000 principal amount of Notes tendered by such Holder and accepted by the Issuer for purchase in the Tender Offer, with such payment of the Total Consideration to be made on the Initial Settlement Date (as defined below). Any Holder who validly delivers (and does not validly revoke) its Consent to the Proposed Amendments in the Consent Solicitation but does not validly tender their Notes in the Tender Offer will receive the Consent Payment but will not receive the Tender Offer Consideration or the Early Tender Payment. No tenders of Notes submitted after the Expiration Time will be valid.

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Holders whose Notes are accepted for purchase pursuant to the Tender Offer will receive in addition to the Total Consideration or Tender Offer Consideration, as applicable, accrued and unpaid interest (“Accrued Interest”) from the last interest payment date on such purchased Notes up to, but not including, the applicable Settlement Date.

The Consent Solicitation and Proposed Amendments

In conjunction with the Tender Offer, we are soliciting from Holders consents (“Consents”) to effect the Proposed Amendments, to more closely align and conform certain covenants, definitions and other terms in the Indenture with those contained in the Issuer’s recently repriced Term Loan Agreement, dated as of June 30, 2020, as amended by Amendment No. 1 dated December 3, 2020 and Amendment No. 2 dated June 30, 2021 (as so amended the “Term Loan Facility”), among the Issuer (as Lead Borrower), Carnival plc (as Guarantor), various other co-borrowers and guarantors party thereto, JPMorgan Chase Bank, N.A. (as Administrative Agent), U.S. Bank National Association (as Security Agent) and various other agents and lenders party thereto, and the indentures governing the Issuer’s other outstanding secured and unsecured notes.  The Proposed Amendments would modify the covenants under the Indenture, including, among other things, the limitations on the capacity of the Issuer, Carnival plc and their Restricted Subsidiaries to incur indebtedness, make restricted payments, make investments and incur liens so that such covenants more closely align and conform with those under the recently repriced Term Loan Facility and the indentures governing the Issuer’s other outstanding secured and unsecured notes. Adoption of the Proposed Amendments requires the consent of the Holders of at least a majority in principal amount of the Notes then outstanding (excluding any Notes owned by the Issuer or its affiliates) (the “Requisite Consents”).

Holders have the option either to tender their Notes in the Tender Offer and thereby Consent to the Proposed Amendments in the Consent Solicitation or to not tender their Notes in the Tender Offer but to Consent to the Proposed Amendments in the Consent Solicitation. No Consent shall be validly delivered, and therefore no Consent Payment shall be made, after the Early Tender/Consent Deadline. In particular, Holders who validly tender (and do not validly withdraw) their Notes at or prior to the Early Tender/Consent Deadline will be deemed to have delivered Consents in respect of such tendered Notes to the Proposed Amendments and have consented to the execution and delivery of a supplemental to the Indenture reflecting the Proposed Amendments, and will receive the Consent Payment as a component of the Early Tender Payment included in the Total Consideration.

Holders who validly deliver Consents at or prior to the Early Tender/Consent Deadline, and do not validly revoke their Consents at or prior to the Early Tender/Consent Deadline, whether or not such Holders also tender the related Notes, will be eligible to receive the Consent Payment (which in the case of Holders tendering the related Notes, such Consent Payment shall be a component of the Early Tender Payment).

Holders who validly tender Notes and thereby deliver their Consents at or prior to the Early Tender/Consent Deadline (and do not validly withdraw such Notes and therefore do not validly revoke the related Consents) will be eligible to receive the Consent Payment in respect of such Notes, even if a smaller principal amount is accepted for purchase pursuant to the Tender Offer due to proration. Even if tendered Notes are prorated, the Holders will be deemed to have delivered Consents with respect to all Notes tendered at or before the Early Tender/Consent Deadline, and will be eligible to receive the Consent Payment in respect of all such Notes, including any that are returned to the Holders. Holders of Notes should refer to the Statement for a detailed description of the Tender Offer’s proration procedures.

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A Holder that has previously tendered Notes may not revoke a Consent without withdrawing the previously tendered Notes to which such Consent relates. Notes tendered and Consents delivered at or prior to 5:00 p.m., New York time, on July 19, 2021 (such time, as the same may be extended, the “Withdrawal/Revocation Time”) may be withdrawn and revoked at any time at or prior to the Withdrawal/Revocation Time, but not thereafter (except in certain limited circumstances where additional withdrawal rights are required by law).

Conditions

Notwithstanding any other provisions of the Tender Offer and the Consent Solicitation, subject to applicable law, we have the right, in our sole discretion, to terminate the Tender Offer and Consent Solicitation, at any time and for any reason.

The Tender Offer and Consent Solicitation are subject to, and conditioned upon, among other things, the Financing Condition (as defined in the Statement), (ii) the Supplemental Indenture Condition (as defined in the Statement), (iii) receipt of the Requisite Consents (as defined in the Statement) and (iv) the General Conditions (as defined in the Statement). The Financing Condition may be satisfied by an offering of new first priority secured notes (the “New Notes”) by the Issuer (the “New Notes Offering”) or such other financing, which may, in either case, be consummated on terms satisfactory to the Issuer in its sole discretion. Any New Notes Offering is expected to be consummated on or around the Initial Settlement Date (as defined below). The Issuer will use the funds provided by any New Notes Offering or such other financing on terms and conditions satisfactory to the Issuer to pay the Total Consideration for all validly tendered and not validly withdrawn Notes accepted in the Tender Offer, including the Consent Payment for all validly delivered and not validly revoked Consents accepted in the Consent Solicitation, and the Issuer may use either funds provided by such financing transaction or cash on hand to pay the Accrued Interest and the fees and expenses related to the Tender Offer and the Consent Solicitation.

The foregoing conditions may be asserted by us, in our sole discretion, in relation to either of the Tender Offer or the Consent Solicitation or both of them.

Settlement

Subject to the terms and conditions of the Tender Offer and Consent Solicitation being satisfied or waived and to the Issuer’s right to amend, extend, terminate or withdraw the Tender Offer and Consent Solicitation, the Issuer expects that payment for all Notes validly tendered (and not validly withdrawn) prior to the Early Tender/Consent Deadline and accepted by the Issuer will be made on the business day the Issuer chooses promptly following the Early Tender/Consent Deadline, expected to be July 26, 2021 (“Initial Settlement Date”).

Payment for all Notes validly tendered after the Early Tender/Consent Deadline and at, or prior to the Expiration Time, and accepted by the Issuer, will be made on the business day the Issuer selects promptly following the Expiration Time or the business day on which the Issuer waives the conditions to consummation of the Tender Offer and Consent Solicitation, which is expected to be August 4, 2021, the second business day following the Expiration Time (the “Final Settlement Date”; the Initial Settlement Date and the Final Settlement Date are each referred to as a “Settlement Date”).

If the aggregate principal amount of Notes validly tendered and not validly withdrawn at the Early Tender/Consent Deadline is equal to or in excess of the Maximum Tender Amount, the Issuer may, in its sole discretion, not accept any Notes tendered after the Early Tender/Consent Deadline.

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Other

This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities. In addition, this news release is not a solicitation of consents with respect to the Proposed Amendment. The Tender Offer and the Consent Solicitation are being made only pursuant to the Statement, copies of which will be delivered to Holders. The Issuer has retained Citigroup Global Markets Inc. to serve as global dealer manager and solicitation agent for the Tender Offer and BofA Securities, Inc. and Goldman Sachs & Co. LLC to serve as the dealer managers and solicitation agents for the Tender Offer. Questions regarding the Tender Offer may be directed to Citigroup Global Markets Inc. at +1 (800) 558-3745 (toll free) or at +1 (212) 723-6106. Requests for documents may be directed to Global Bondholder Services Corporation, the tender, tabulation and information agent for the Tender Offer and the Consent Solicitation at Banks and Brokers (212) 430-3774, (866) 470-3800 (toll free) or contact@gbsc-usa.com.

THE STATEMENT SHOULD BE READ CAREFULLY BEFORE A DECISION IS MADE WITH RESPECT TO THE TENDER OFFER AND CONSENT SOLICITATION. NONE OF THE ISSUER, THE GUARANTORS, THE TRUSTEE, THE DEALER MANAGERS AND SOLICITATION AGENTS, THE INFORMATION AGENT, THE TENDER AGENT, THE TABULATION AGENT, THE SECURITY AGENT OR ANY PAYING AGENT, TRANSFER AGENT OR LISTING AGENT, MAKES ANY RECOMMENDATION AS TO WHETHER OR NOT HOLDERS SHOULD TENDER THEIR NOTES OR PROVIDE THEIR CONSENTS.

The Tender Offer does not constitute, and may not be used in connection with, an offer or solicitation by anyone in any jurisdiction in which such offer or solicitation is not permitted by law or in which the person making such offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such offer or solicitation.

In any jurisdiction where the securities, blue sky or other laws require tender offers to be made by a licensed broker or dealer and in which the dealer managers, or any affiliates thereof, are so licensed, the tender offer will be deemed to have been made by any such dealer managers, or such affiliates, on behalf of the Issuer.

The Tender Offer and this Statement are not an offer to sell or a solicitation of an offer to buy any New Notes or to participate in any other financing.

The New Notes are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the European Economic Area (“EEA). For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive (EU) 2016/97 (as amended, the “Insurance Distribution Directive”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II. Consequently no key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the New Notes or otherwise making them available to retail investors in the EEA has been prepared and therefore offering or selling the New Notes or otherwise making them available to any retail investor in the EEA may be unlawful under the PRIIPs Regulation.

The New Notes are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the United Kingdom (“UK”). For these purposes, a retail investor means a person who is one (or more) of: (i) a

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retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (“EUWA”); (ii) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (as amended, “FSMA”) and any rules or regulations made under the FSMA to implement Directive (EU) 2016/97, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA. Consequently no key information document required by Regulation (EU) No 1286/2014 as it forms part of domestic law by virtue of the EUWA (the “UK PRIIPs Regulation”) for offering or selling the New Notes or otherwise making them available to retail investors in the UK has been prepared and therefore offering or selling the New Notes or otherwise making them available to any retail investor in the UK may be unlawful under the UK PRIIPs Regulation.

Any New Notes are not expected to be registered under the U.S. federal securities laws or the securities laws of any state and will not be offered or sold within the U.S. or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act of 1933, as amended, and applicable laws of other jurisdictions.

Forward Looking Statements

Some of the statements, estimates or projections contained in this press release are “forward-looking statements” that involve risks, uncertainties and assumptions with respect to us, including some statements concerning the financing transactions described herein, future results, operations, outlooks, plans, goals, reputation, cash flows, liquidity and other events which have not yet occurred. All statements other than statements of historical facts are statements that could be deemed forward-looking. These statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate and the beliefs and assumptions of our management. We have tried, whenever possible, to identify these statements by using words like “will,” “may,” “could,” “should,” “would,” “believe,” “depends,” “expect,” “goal,” “anticipate,” “forecast,” “project,” “future,” “intend,” “plan,” “estimate,” “target,” “indicate,” “outlook” and similar expressions of future intent or the negative of such terms.

Forward-looking statements include those statements that relate to our outlook and financial position including, but not limited to, statements regarding:

•	pricing;
•	booking levels;
•	occupancy;
•	interest, tax and fuel expenses;
•	currency exchange rates;
•	estimates of ship depreciable lives and residual values;
•	goodwill, ship and trademark fair values;
•	liquidity and credit ratings;
•	adjusted earnings per share;
•	return to guest cruise operations; and

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•	the impact of the COVID-19 coronavirus global pandemic on our financial condition and results of operations.

Because forward-looking statements involve risks and uncertainties, there are many factors that could cause our actual results, performance or achievements to differ materially from those expressed or implied by our forward-looking statements. This note contains important cautionary statements of the known factors that we consider could materially affect the accuracy of our forward-looking statements and adversely affect our business, results of operations and financial position. Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 outbreak. It is not possible to predict or identify all such risks. There may be additional risks that we consider immaterial or which are unknown. These factors include, but are not limited to, the following:

•	COVID-19 has had, and is expected to continue to have, a significant impact on our financial condition and operations, which impacts our ability to obtain acceptable financing to fund resulting reductions in cash from operations. The current, and uncertain future, impact of the COVID-19 outbreak, including its effect on the ability or desire of people to travel (including on cruises), is expected to continue to impact our results, operations, outlooks, plans, goals, reputation, litigation, cash flows, liquidity, and stock price;
•	As a result of the COVID-19 outbreak, we may be out of compliance with one or more maintenance covenants in certain of our debt facilities, with the next testing date of November 30, 2022;
•	World events impacting the ability or desire of people to travel have and may continue to lead to a decline in demand for cruises;
•	Incidents concerning our ships, guests or the cruise vacation industry as well as adverse weather conditions and other natural disasters have in the past and may, in the future, impact the satisfaction of our guests and crew and lead to reputational damage;
•	Changes in and non-compliance with laws and regulations under which we operate, such as those relating to health, environment, safety and security, data privacy and protection, anti-corruption, economic sanctions, trade protection and tax have in the past and may, in the future, lead to litigation, enforcement actions, fines, penalties, and reputational damage;
•	Breaches in data security and lapses in data privacy as well as disruptions and other damages to our principal offices, information technology operations and system networks, including the recent ransomware incidents, and failure to keep pace with developments in technology may adversely impact our business operations, the satisfaction of our guests and crew and may lead to reputational damage;
•	Ability to recruit, develop and retain qualified shipboard personnel who live away from home for extended periods of time may adversely impact our business operations, guest services and satisfaction;
•	Increases in fuel prices, changes in the types of fuel consumed and availability of fuel supply may adversely impact our scheduled itineraries and costs;
•	Fluctuations in foreign currency exchange rates may adversely impact our financial results;
•	Overcapacity and competition in the cruise and land-based vacation industry may lead to a decline in our cruise sales, pricing and destination options;

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•	Inability to implement our shipbuilding programs and ship repairs, maintenance and refurbishments may adversely impact our business operations and the satisfaction of our guests; and
•	the risk factors included in Carnival Corporation’s and Carnival plc’s Annual Report on Form 10-K filed with the SEC on January 26, 2021 and Carnival Corporation’s and Carnival plc’s Quarterly Reports on Form 10-Q filed with the SEC on April 7, 2021 and June 28, 2021.

The ordering of the risk factors set forth above is not intended to reflect our indication of priority or likelihood.

Forward-looking statements should not be relied upon as a prediction of actual results. Subject to any continuing obligations under applicable law or any relevant stock exchange rules, we expressly disclaim any obligation to disseminate, after the date of this document, any updates or revisions to any such forward-looking statements to reflect any change in expectations or events, conditions or circumstances on which any such statements are based.

About the Issuer

Carnival Corporation & plc is one of the world's largest leisure travel companies with a portfolio of nine of the world's leading cruise lines sailing to all seven continents. With operations in North America, Australia, Europe and Asia, its portfolio features Carnival Cruise Line, Princess Cruises, Holland America Line, Seabourn, P&O Cruises (Australia), Costa Cruises, AIDA Cruises, P&O Cruises (UK) and Cunard.

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